                                  SCHEDULE 14a
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant   [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                  [ ] Confidential For Use of the
                                                     Commission Only (as Permit-
                                                      ted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                         ENVIRONMENTAL SAFEGUARDS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         ------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee: (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act
    Rule 14a-6(I)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------

(5) Total fee paid:

-------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1) Amount Previously Paid:

-------------------------------------------------------------------

(2) For, Schedule or Registration Statement No.:

-------------------------------------------------------------------

(3) Filing Party:

-------------------------------------------------------------------

(4) Date Filed:

-------------------------------------------------------------------

                         ENVIRONMENTAL SAFEGUARDS, INC.
                         2600 SOUTH LOOP WEST, SUITE 645
                              HOUSTON, TEXAS 77054

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2000

The Annual Meeting of Stockholders (the "Annual Meeting") of Environmental Safeguards, Inc. will be held in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas on April 24, 2000 at 10:00 AM (CST) for the following purposes:

     (1A) To elect three (3) directors by the voting of Common Stock.

     (1B) To elect one (1) director by the voting of Series B Convertible Stock.

     (2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

     (3) To act upon such other business as may properly come before the Annual Meeting.

Only holders of Common Stock and holders of Series B Convertible Preferred Stock of record at the close of business on March 15, 2000, will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ James S. Percell
                                          Chairman of the Board and
                                          President

March 20, 2000
Houston, Texas

                         ENVIRONMENTAL SAFEGUARDS, INC.
                         2600 SOUTH LOOP WEST, SUITE 645
                              HOUSTON, TEXAS 77054

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2000

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by and on behalf of the Board of Directors of Environmental Safeguards, Inc., a Nevada corporation for their use at the Annual Meeting (the "Annual Meeting") of Stockholders to be held in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas on April 24, 2000 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about March 20, 2000. The cost of solicitation of proxies is being borne by us.

     The close of business on March 15, 2000, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 10,112,144 shares of Common Stock, par value $0.001 per share (the "Common Stock") issued and outstanding, and 2,733,686 shares of Series B Convertible Preferred Stock issued and outstanding. Series B Convertible Preferred Stock may vote on all matters except the election of Directors that are voted on by holders of Common Stock. The Series B Convertible Preferred Stock holders, however, have the right to vote separately, as a class, for the election of one Director.

     The presence, in person or by proxy, of at least one-third of the total outstanding shares of Common Stock and Series B Convertible Preferred Stock on the record date is necessary to constitute a quorum at the Annual Meeting.

     Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting, except for the election of Directors, upon which the Series B Convertible Preferred Stockholders are not entitled to vote. The Series B Convertible Preferred Stockholders, however, have the right to vote separately, as a class, for the election of one Director. Each nominee for Director named in Number 1A must receive a majority of the Common Stock votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. Each nominee for Director named in Number 1B must receive a majority of the Series B Convertible Preferred Stock votes cast in person or by proxy in order to be elected.

     The affirmative vote of a majority of the shares of Common Stock and Series B Convertible Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Numbers 2 and 3 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, AND (ii) FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     Different forms of proxies (collectively the "Proxy") are being sent to holders of Common Stock and holders of Series B Convertible Preferred Stock to facilitate class voting for directors.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to our Secretary, or (c) by voting in person at the Annual Meeting.

            ---------------------------------------------------------

             (1A) TO ELECT THREE (3) DIRECTORS FOR THE ENSUING YEAR
                          BY THE VOTING OF COMMON STOCK
            ---------------------------------------------------------

NOMINEES FOR DIRECTORS BY THE VOTING OF COMMON STOCK

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors by the voting of Common Stock the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy for the election of the Common Stock Board representatives will be voted for the election by the voting of Common Stock for the nominees listed below. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY THE COMMON STOCKHOLDERS FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

     JAMES S. PERCELL, age 57, serves as Director, Chairman, CEO and President and also serves as President of the subsidiaries, NFE and OnSite. Mr. Percell became a director and President, Chief Executive Officer and a director of NFE in November, 1995. Mr. Percell became President and CEO in January, 1996. Mr. Percell also serves as President of Percell & Associates, a project developer of facilities in the hydrocarbon industry. From 1985-1993, Mr. Percell served as Vice-President of Belmont Constructors, Inc., a heavy industrial contractor. From 1982-1984, he served as President of Capital Services Unlimited, an international supply company for refining, petrochemical and oil field compressor stations, modular refineries and modular oilfield components. From 1977-1980, Mr. Percell served as President of Percell & Lowder, Inc., an oilfield fabricator of onshore and offshore facilities, and from 1960-1977, he served as project manager for various onshore and offshore projects. He attended Amarillo College in Amarillo, Texas.

     BRYAN SHARP, age 56, has served as a Director since November, 1995. Mr. Sharp currently serves as Principal-in-Charge and Director of Espey, Huston & Associates, Inc. ("EH&A"), an environmental consulting company, and from 1990-1993, he served as President of EH&A. Mr. Sharp has also been employed by North Texas State University, the Department of the Interior, and the University of Texas. Mr. Sharp has a B.S. degree in Education from North Texas State University, a M.S. degree in Biology from North Texas State University and studied for his Ph.D. in Zoology from The University of Texas at Austin.

     ALBERT M. WOLFORD, age 78, has served as Director since August 5,1997. Mr. Wolford is a member of the compensation and audit committees. Mr. Wolford is also our Secretary. Mr. Wolford has been an independent business consultant since 1988. From 1970 to 1988, Mr. Wolford served with Texas United Corporation as a director, a member of the executive committee, senior vice-president, and as the chairman of the executive development and compensation committees. As a senior vice-president of Texas United Corporation, Mr. Wolford served its subsidiaries as president and CEO of Texas United Chemical Corporation, as the chairman, president and CEO of United Salt Corporation, and as the president of American Borate Corporation. He has also served the Texas Chemical Council, an industry trade group, as a director, a member of its executive committee, and as secretary-treasurer. Mr. Wolford served as a member of the executive committee of the Salt Institute, an industry trade group. Mr. Wolford is a graduate of The University of Texas.

            ---------------------------------------------------------

               (1B) TO ELECT ONE (1) DIRECTOR FOR THE ENSUING YEAR
                   BY THE VOTING OF SERIES B CONVERTIBLE STOCK
            ---------------------------------------------------------

NOMINEES FOR DIRECTOR BY THE VOTING OF SERIES B CONVERTIBLE STOCK

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Director by the voting of Series B Convertible Stock the nominee listed below. The nominee is presently a member of the Board of Directors. The duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy for the election of the Series B Convertible Stock Board representative will be voted for the election by the voting of Series B Convertible Stock of the nominee listed below. Although the Board of Directors do not contemplate that the nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person as may be nominated by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION BY THE VOTING OF SERIES B CONVERTIBLE STOCK OF THE NOMINEE LISTED BELOW.

     DAVID L. WARNOCK, age 42, was appointed as Director in December, 1997 in connection with the December, 1997 financing. Mr. Warnock is a founding partner of Cahill, Warnock & Company, L.L.C., an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions including President of the corporate general partner of T. Rowe Price Strategic Partners I and T. Rowe Price Strategic Partners II, and as the Executive Vice-president of T. Rowe Price New Horizons Fund. Mr. Warnock also serves on the Boards of Directors of other public and private companies. Mr. Warnock received a Bachelor of Arts Degree, History, from the University of Delaware and a Masters Degree, Finance, from the University of Wisconsin.

EXECUTIVE OFFICERS

     In addition to Mr. Percell and Mr. Wolford who are executive officers, the following persons serve as executive officers:

     RONALD L. BIANCO, age 53, joined us in April 1997 as Chief Financial Officer. Mr. Bianco is presently the C.F.O., Treasurer and Vice-Secretary of the Company. From 1975 through 1991, Mr. Bianco was with Dresser Industries where he served as controller of Dresser Rand Power in Norway, as the controller for North America Operations of Dresser Masonelian Valve and in other headquarters and division assignments. From 1992 through 1993, Mr. Bianco was an independent business consultant. From 1994 through 1996, Mr. Bianco served as Chief Financial Officer of Sweco Oilfield Services. Mr. Bianco received his B.B.A. in accounting in 1970 from St. Bonaventure University in Olean, New York, and his M.B.A. in 1983 from Southern Methodist University in Dallas, Texas.

     DOUGLAS A. SCHONACHER, JR., age 44, joined us in March 1997 as Vice-president and Chief Operating Officer. Mr. Schonacher has 23 years of experience in the fields of drilling fluids control and drilling waste management. From 1992 until 1997, Mr. Schonacher was with Tubescope/Vetco International in the solids control division, serving as manager of Latin American operations. Mr. Schonacher also served as the manager of technical services for the solids control division of Tubescope/Vetco International. From 1987 until 1992, Mr. Schonacher was with Sun Drilling Products Corp. serving as vice president of Sun Environmental Services, Inc. and Gulf Coast operations manager. Mr. Schonacher was responsible for sales engineering and all product applications. Mr. Schonacher also was with Sun Drilling Products Corp. 1979 until 1983 where he was responsible for hiring drilling fluid engineers and for the application of drilling fluids specialty products in offshore Gulf Coast regions. From 1974 until 1979, and again from 1983 until 1987, Mr. Schonacher was a drilling fluids consultant. Mr. Schonacher attended Nichols State University and Louisiana State University.

     Mr. Schonacher's employment with us ceased on February 11, 2000.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     James S. Percell and Albert M. Wolford are the only directors who are also officers. In 1997, the Board of Directors established an independent compensation committee whose members are David L. Warnock and Albert Wolford. Also in 1997, the Board of Directors established an independent audit committee whose present members are Bryan Sharp, David L. Warnock and Albert Wolford. We held eight meetings of the Board of Directors during the period covered by the fiscal year ended December 31, 1999. All four Directors were present for at least 75% of the Board meetings. We do not have a nominating committee and the nominees were selected by the entire Board.

     We believe that all reports required by Section 16(a) of the Exchange Act for the most recent fiscal year have been timely filed.

DIRECTOR COMPENSATION

     We do not currently pay any cash director's fees, but we pay the expenses, if any, of our directors in attending board meetings. In 1998, the Board adopted a stock option plan which included participation in the Plan by directors.

EXECUTIVE COMPENSATION

     Mr. James Percell became Chief Executive Officer in January, 1996. Our employment contract with Mr. Percell (the "Employment Agreement"), which commenced in April 1997, has a term of three years. The Employment Agreement automatically extends, unless terminated by us or Mr. Percell, for additional successive one year periods after the initial three year term. Mr. Percell's employment contract provides that he receive annual compensation in the amount of $125,000. However in November, 1997, the Board of Directors increased Mr. Percell's annual compensation to $250,000.


                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION      LONG TERM COMPENSATION
                                                                            AWARDS      PAYOUTS

                                                      OTHER                       SECURITIES                 ALL
NAME AND                                              ANNUAL      RESTRICTED      UNDERLYING                 OTHER
PRINCIPAL                                             COMPEN-     STOCK           OPTIONS/       LTIP        COMPEN-
POSITION               YEAR      SALARY      BONUS    SATION      AWARDS          SARS           PAYOUTS     SATION
James S. Percell       1999     $180,000     --0--     --0--       --0--          --0--          --0--       --0--
CHIEF                  1998     $209,167     --0--     --0--       --0--          201,775        --0--       --0--
EXECUTIVE              1997     $ 93,750     --0--     --0--       --0--          --0--          --0--       --0--
OFFICER


Douglas Schonacher     1999     $135,000     --0--     --0--       --0--          --0--          --0--       --0--
V.P.-C.O.O             1998     $135,000     --0--     --0--       --0--          75,687         --0--       --0--
                       1997     $ 70,830     --0--     --0--       --0--          --0--          --0--       --0--


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

NAME AND               Number of Percent of                                                Potential Realizable Value At
PRINCIPAL              Securities            Total                                                   Assumed Annual Rates of
POSITION               Underlying            Options/SARs                                            Stock Price Appreciation For
                       Options/SARs          Granted To                                              Option Term:
                       Granted               Employees
                                             In Fiscal      Exercise of        Expiration
                                             Year           Base PriceDate                 5%        10%
                    "No Options/SAR Grants made during 1999"


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                              Number Of Securities      Value Of Unexercised
                                                              Underlying Unexercised              In-The-Money
NAME AND             Shares                                   Options/SARs At                     Options/SARs At
PRINCIPAL            Acquired On          Value               Fiscal Year-End                     Fiscal Year-End
POSITION             Exercise             Realized            Exercisable/ Unexercisable          Exercisable/ Unexercisable

James S. Percell     (*)                  (*)                 1,240,542 / 62,500                  168,000 / -0-
CHIEF
EXECUTIVE
OFFICER

Douglas Schonacher   (*)                  (*)                 107,016 / 37,500                    -0- / -0-
V.P. -C.O.O.

-------------
(*)  Did not exercise any options.


1998 STOCK OPTION PLAN

     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on its continued ability to attract and retain highly qualified personnel. We pay wages and salaries which we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel, and on December 9, 1998, the Board of Directors approved the 1998 Stock Option Plan (the "Plan") which was approved by the Stockholders at our 1999 annual meeting of stockholders. The Plan will allow Incentive Stock Options as determined by the Compensation Committee, or the Board of Directors if there is no compensation committee (the "Committee"). The Board of Directors has reserved 800,000 shares of Common Stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote our financial success and increase stockholder value by enabling eligible key employees, directors and consultants to participate in our long-term growth and financial success of the Company.

     ELIGIBILITY. The Plan is open to key employees (including officers and directors) and our consultants and affiliates ("Eligible Persons").

     TRANSFERABILITY. The grants are not transferrable.

     CHANGES IN CAPITAL STRUCTURE. The Plan will not effect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity.

The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable.

     OPTIONS. The Plan provides for both Incentive and Nonqualified Stock
Options.

     Option price. Incentive options shall be not less than the greater of
(i)100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for Incentive Stock Options for Stockholders owning 10% or more of our shares ("10% Stockholders") shall be not less than 110% of fair market value.

     Amount exercisable-incentive options. In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

     Duration. No option may be exercisable after the expiration date as set forth in the option agreement.

     Exercise of Options. Options may be exercised by written notice to our President with:

(i) cash, certified check, bank draft, or postal or express money order payable to Environmental Safeguards, Inc. for an amount equal to the option price of the shares;

(ii) stock at its fair market value on the date of exercise;

(iii) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Compensation Committee);

(iv) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Compensation Committee); and/or

(v) any other form of payment which is acceptable to the Compensation Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

     TERMINATION OF OPTIONS.

     Termination of Employment. Any Option which has not vested at the time the Optionee ceases continuous employment for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by us. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other than death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     Death. Unless the Option expires sooner, the Option will expire one year after the death of the Eligible Person.

     Disability. Unless the Option expires sooner, the Option will expire one year after the disability of the Eligible Person.

     Retirement. Any Option which has not vested at the time the Optionee ceases continuous employment due to retirement shall terminate upon the last day that the Optionee is employed by us. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     AMENDMENT OR TERMINATION OF THE PLAN. The Committee may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of our Stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of our counsel may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. No amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

                              Options Granted Under
                             1998 Stock Option Plan

     The following sets forth the options granted under our 1998 Stock Option
Plan:

Name and Position                         Dollar Value (1)       Number of Options
-----------------                         -------------          -----------------
James S. Percell, CEO                     $210,937               125,000
Douglas Schonacher, COO                   $126,562                75,000(2)

           Executive Group                $421,875               250,000

Non-executive Director Group              $101,250                60,000

Non-executive Officer
           Employee Group                 $506,250               300,000

-----------------------
(1) Dollar value was calculated based on the exercise price of $1.6875, which was also the market value per share on the date of the grants.

(2) 37,500 options will not vest as Mr. Schonacher's employment with us ceased.

STOCK PRICE PERFORMANCE GRAPH

     The performance graph as set forth below compares the cumulative total stockholder return of our Common Stock from December 31, 1994 through December 31, 1999, with Standard & Poors 500 Index (our Broad Market Index) and with Standard & Poors Oil Composite Index (our Peer Group Index). The graph assumes that the value of the investment in our Common Stock and each index was $100 on December 31, 1994, and that all dividends, if any, were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN OF ENVIRONMENTAL SAFEGUARDS, INC., THE S&P 500 INDEX (BROAD MARKET INDEX), AND THE S&P OIL COMPOSITE INDEX (PEER GROUP INDEX)

                                         1994     1995     1996     1997     1998     1999
                                         ----     ----     ----     ----     ----     ----
Environmental Safeguards, Inc. ....      100       98      357      372      149       97
Broad Market Index ................      100      134      161      211      268      320
Peer Group Index ..................      100      125      150      180      190      218


                        [STOCK PRICE PERFORMANCE GRAPH]

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 15, 2000, with respect to the beneficial ownership of shares of Common Stock by (i) each person who is known by us to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

OF                                        NUMBER OF                      PERCENT         CLASS
NAME                                      SHARES OWNED  (1)              OF CLASS   SECURITIES
----                                      -----------------              --------   ----------
James S. Percell                          1,471,560(2)                   12.9%      Common Stock
2600 South Loop West, Ste #645
Houston, Texas 77054

Bryan Sharp                               1,132,264(3)(10)               10.1%      Common Stock
3200 Wilcrest, #200
Houston, Texas 77042

Albert M. Wolford                            89,346(4)(10)                 .9%      Common Stock
2600 South Loop West, Ste #645
Houston, Texas 77054

David L. Warnock                          2,380,393(5)(6)(10)            19.1%      Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Edward L. Cahill                          2,360,393(5)(6)                18.9%      Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Cahill, Warnock Strategic
Partners Fund, L.P.                       2,360,393(5)(6)                18.9%      Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Strategic Associates, L.P.                2,360,393(5)(6)                18.9%      Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

OF                                        NUMBER OF                      PERCENT         CLASS
NAME                                      SHARES OWNED  (1)              OF CLASS   SECURITIES
----                                      -----------------              --------   ----------
Cahill, Warnock
& Company, L.L.C                          2,360,393(5)(6)                18.9%      Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Cahill, Warnock Strategic
Partners, L.P.                            2,360,393(5)(6)                18.9%      Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Douglas A. Schonacher, Jr                   107,016(7)                    1.1%      Common Stock
2600 South Loop West, Ste 645
Houston, Texas 77054

Ronald L. Bianco                            119,516(8)                    1.2%      Common Stock
2600 South Loop West, Ste 645
Houston, Texas 77054

Newpark Resources, Inc.                   1,410,079(6)(9)                12.3%      Common Stock
3850 N. Causeway, Ste #1770
Metairie, LA 70002-1756

Nadia, L.L.C.                               593,500                       5.9%      Common Stock
Grosvenot Trust Co.
33 Church Street
Hamilton, Bermuda

All officers and directors
as a Group (6 persons)                    5,300,095                      34.8%      Common Stock

----------------------

(1) Under the rules of the Securities and Exchange Commission (the "Commission"), a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the Commission's rules and are, accordingly, included as shares beneficially owned.

(2) Includes an option to purchase 800,000 shares of our Common Stock at $0.60 per share, and options to purchase 378,022 shares of our Common Stock at $1.44 per share. These options are fully vested and immediately exercisable. Also includes an option to purchase 125,000 shares of our Common Stock at $1.69 per share, half of which vested in December, 1999 and half of which vest in December, 2000.

(3) Includes an option to purchase 800,000 shares of our Common Stock at $0.60 per share, an option to purchase 301,267 shares of our Common Stock at $3.00 per share, and an option to purchase 10,997 shares of our Common Stock at $5.00 per share. These options are fully vested and immediately exercisable.

(4) Includes options to purchase 43,346 shares of our Common Stock at $1.44 per share. These options are fully vested and immediately exercisable.

(5) Includes 1,722,900 shares of Series B Convertible Preferred Stock and warrants to purchase 513,572 shares of our Common Stock at $0.01 per share issued to Cahill, Warnock Strategic Partners Fund, L.P. ("Cahill Warnock Fund"), whose sole general partner is Cahill, Warnock Strategic Partners, L.P. ("Cahill Warnock Partners"). In addition, includes 95,464 shares of Series B Convertible Preferred Stock and warrants to purchase 28,457 shares of our Common Stock at $0.01 per share issued to Strategic Associates, L.P. ("Strategic Associates"), whose sole general partner is Cahill, Warnock & Company, L.L.C. ("Cahill Warnock"). Each share of Series B Convertible Preferred Stock is immediately convertible into one share of our Common Stock, subject to adjustment under certain conditions. The warrant is fully vested and immediately exercisable. David L. Warnock and Edward L. Cahill are the sole general partners of Cahill Warnock Partners and the sole members of Cahill Warnock. David L. Warnock and Edward L. Cahill are control persons of Cahill Warnock Fund, Cahill Warnock Partners, Strategic Associates, and Cahill Warnock. David L. Warnock, Edward L. Cahill, Cahill Warnock Fund, Cahill Warnock Partners, Strategic Associates and Cahill Warnock have shared voting power and shared dispositive power of these shares and each disclaim beneficial ownership of the shares and warrants, except with respect to their pecuniary interest therein, if any.

(6) Not included herein are warrants for up to a total of 188,571 shares of our Common Stock which are issuable if loans made pursuant to the Loan Agreement are not repaid in full by December 17, 2001.

(7) Includes an option to purchase 69,516 shares of our Common Stock at $1.44 per share. These options are fully vested and immediately exercisable. Also includes an option to purchase 37,500 shares of our Common Stock at $1.69 per share, which vested in December, 1999.

(8) Includes an option to purchase 69,516 shares of our Common Stock at $1.44 per share. These options are fully vested and immediately exercisable. Also includes an option to purchase 50,000 shares of our Common Stock at $1.69 per share, half of which vest in December, 1999 and half of which vested in December, 2000.

(9) Includes 847,975 shares of Series B Convertible Preferred Stock which are immediately convertible into shares of Common Stock. The number of shares of Common Stock into which each share of Preferred Stock may be converted is presently one share of Common Stock for each share of Series B Convertible Preferred Stock, subject to adjustment under certain conditions. Also includes warrants to purchase 562,104 shares of our Common Stock at $0.01 per share. The warrant is fully vested and immediately exercisable.

(10) Also includes an option to purchase 20,000 shares of our Common Stock at $1.69 per share, half of which vested in December, 1999 and half of which vest in December, 2000.

     We know of no arrangement or understanding which may at a subsequent date result in a change of control.

RELATED TRANSACTIONS

     Our Board of Directors has adopted a policy that our affairs will be conducted in all respects by standards applicable to publicly-held corporations and that we will not enter into any transactions and/or loans between us and our officers, directors and 5% stockholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent, disinterested directors.

     In December, 1997, we sold $8,000,000 of new Series B Convertible Preferred Stock and Series C Preferred Stock to an investor group consisting of Cahill, Warnock Strategic Partners Fund, L.P., Strategic Associates, L.P., Newpark Resources, Inc. and James H. Stone, who is the Chairman of Stone Energy Corporation, and we obtained a loan of $6,000,000 from the same investor group. Pursuant to this financing, David L. Warnock, a member of Cahill, Warnock & Co., which is the general partner of Cahill, Warnock Strategic Partners Fund, L.P., was appointed a Director. Subsequently, in June, 1998, we obtained an additional loan of $5,000,000 from the same investor group.

     In December, 1998, we and an investor formed OnSite Arabia, Inc. ("OnSite Arabia"), a Cayman Island company for the purpose of providing environmental remediation, reclamation and recycling services in Saudi Arabia, Qatar, Yemen, the United Arab Emirates, Bahrain, Kuwait and

Oman. We own 50% of OnSite Arabia. Concurrent with the formation of OnSite Arabia, we sold 500,000 shares of our Common Stock in a private placement to an investor who is an affiliate of an investor in OnSite-Arabia, Inc. at a purchase price of $1.50 per share for total cash consideration of $750,000.

     In December 1998, we redeemed 1,037,736 shares of our Series B Convertible Preferred stock from a related party, Newpark Resources, Inc.("Newpark"), a New York Stock Exchange listed company, in consideration for certain receivables due to us from Newpark. This transaction had the combined effect of reducing our working capital and stockholders' equity by approximately $1,100,000, and a reduction in common stock equivalents of 1,037,736 shares on a fully diluted basis. After the 1,037,736 share redemption, Newpark continues to hold 847,975 shares of our Series B Convertible Preferred stock.

           ---------------------------------------------------------

           (2) TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
                           AS INDEPENDENT ACCOUNTANTS
                 FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.
           ---------------------------------------------------------


     The Board of Directors has selected PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as independent accountants for the fiscal year ending December 31, 2000. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of PricewaterhouseCoopers as independent accountants is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent accountants for the fiscal year ending December 31, 2000.

     A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR ENDING DECEMBER 31, 2000.

     Ernst & Young LLP ("Ernst & Young") audited the financial statements for the years ended December 31, 1998 and 1997, and were dismissed on July 7, 1999. We engaged PricewaterhouseCoopers as our new independent accountants on July 13, 1999.

     There were no disagreements between us and Ernst & Young, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Since January 1, 1997, and through the present, there were no reportable events requiring disclosure. We have authorized Ernst & Young to respond fully to inquiries from PricewaterhouseCoopers regarding the disclosure in this Form 8-K.

     The report of Ernst & Young for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change principal accountants was recommended and approved by our Audit Committee and Board of Directors and made at their request.

     During our two most recent fiscal years, and since then, Ernst & Young has not advised us that any of the following exist or are applicable:

          (1) That the internal controls necessary to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That we need to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with our financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised us that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     Prior to the engagement of PricewaterhouseCoopers as independent accountants, we had not consulted PricewaterhouseCoopers regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or any other financial presentation whatsoever.

     Ernst & Young has provided a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-K Item 304 as to whether Ernst & Young agrees with the disclosure in this Form 8-K.

            ---------------------------------------------------------

                                (3) OTHER MATTERS

            ---------------------------------------------------------


     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the year 2001 Annual Meeting of Stockholders is September 29, 2000.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ James S. Percell
                                          Chairman of the Board and
                                          President
Houston, Texas

                                      PROXY

                      FOR VOTING BY HOLDERS OF COMMON STOCK

                         ENVIRONMENTAL SAFEGUARDS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2000

     The undersigned hereby appoints James S. Percell and Ronald L. Bianco, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Environmental Safeguards, Inc. held of record by the undersigned on March 15, 2000 at the Annual Meeting of Stockholders to be held on April 24, 2000 at 10:00 AM in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1A, AND FOR THE RATIFICATION IN NUMBER 2.


1A. ELECTION OF OUR DIRECTORS. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ] FOR all nominees listed                  [ ] WITHHOLD authority to
   below except as marked                       vote for all nominees
   to the contrary                              below


     James S. Percell              Bryan Sharp              Albert M. Wolford


2. PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


[ ] FOR                 [ ] AGAINST               [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


[ ] FOR                 [ ] AGAINST               [ ] ABSTAIN


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


---------------------                        -----------------------------------
Number of Shares of                          Signature
Common Stock
Stock Owned

                                             -----------------------------------
                                             (Typed or Printed Name)


                                             -----------------------------------
                                             Signature if held jointly


                                             -----------------------------------
                                             (Typed or Printed Name)


                                             DATED:
                                                    ----------------------------


            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.

                                      PROXY

               FOR VOTING BY HOLDERS OF SERIES B CONVERTIBLE STOCK

                         ENVIRONMENTAL SAFEGUARDS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2000

     The undersigned hereby appoints James S. Percell and Ronald L. Bianco, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Series B Convertible Stock of Environmental Safeguards, Inc. held of record by the undersigned on March 15, 2000 at the Annual Meeting of Stockholders to be held on April 24, 2000 at 10:00 AM in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN NUMBER 1B AND FOR THE RATIFICATION IN NUMBER 2.

1B. ELECTION OF ONE DIRECTOR. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ] FOR the nominee listed                      [ ] WITHHOLD authority to
   below except as marked                        vote for the nominee
   to the contrary                               below

                                David L. Warnock

2. PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


[ ] FOR                 [ ] AGAINST               [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


[ ] FOR                 [ ] AGAINST               [ ] ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


---------------------                        -----------------------------------
Number of Shares of                          Signature
Series B Convertible
Stock Owned
                                             -----------------------------------
                                             (Typed or Printed Name)


                                             -----------------------------------
                                             Signature if held jointly


                                             -----------------------------------
                                             (Typed or Printed Name)


                                             DATED:
                                                    ----------------------------


            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.